CRITICAL MATH PORTFOLIO

A Series of the Northern Lights Variable Trust

1-866-263-9260

www.unusualfund.com

PROSPECTUS

August 29, 2008

This Prospectus provides important information about the Portfolio that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

RISK/RETURN SUMMARY
PERFORMANCE
FEES AND EXPENSES
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
INVESTMENT ADVISER
NET ASSET VALUE
HOW TO PURCHASE AND REDEEM SHARES
TAX STATUS
DIVIDENDS AND DISTRIBUTIONS
MARKET TIMING
DISTRIBUTION OF SHARES
VOTING AND MEETINGS
FINANCIAL HIGHLIGHTS
NOTICE OF PRIVACY POLICY & PRACTICES

See the Portfolio’s Notice of its Privacy Policy on the last page of this Prospectus.

RISK/RETURN SUMMARY

This Prospectus describes the Critical Math Portfolio (the “Portfolio”), a series of Northern Lights Variable Trust, a Delaware statutory trust (the “Trust”).  The Portfolio’s investment adviser is Critical Math Advisors LLC (the “Adviser”). The Portfolio is an investment vehicle for variable annuity contracts. The Portfolio also may be used as an investment vehicle for qualified pension and retirement plans and certain unregistered separate accounts.  Shares of the Portfolio are offered only to one life insurance company and its separate accounts to fund the benefits of variable annuity contracts and flexible premium variable life insurance policies, and to qualified pension and retirement plans and unregistered separate accounts.  Shares are not offered to the general public.

This Prospectus includes important information about the Portfolio that you should know before investing.  You should read this Prospectus and keep it for future reference.  You should also read the separate account prospectus for the variable annuity contract that you want to purchase.  That prospectus contains information about the contract, the separate accounts and expenses related to purchasing a variable annuity contract.

Although the Portfolio has the same or similar investment objectives and strategies as a similarly named publicly available fund advised by Critical Math Advisors LLC (the “Adviser”), the Portfolio:

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Is not the same fund as the publicly available fund;

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Is not the same size as the publicly available fund; and

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Has different performance, fees and expenses than the publicly available fund.

Investment Objective

The Portfolio is a diversified, open-end investment company that seeks growth and risk-adjusted total return.  The Portfolio’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The principal investment strategy of the Portfolio is to invest in open-end and closed-end investment companies and unit investment trusts (collectively, the “Underlying Funds”) and (ii) equity and debt securities including American Depositary Receipts (“ADRs”).  Although the Portfolio’s strategy is focused primarily on the capital appreciation component of its total return objective, the income component of the objective is derived primarily from interest income from fixed income securities, and stock dividends.  The phrase “risk-adjusted” in the Portfolio’s objective refers to the goal of enhancing total return by reducing loses when markets are declining.

Underlying Funds may include Exchange-Traded Funds (“ETFs”) that can be either open-end investment companies or unit investment trusts, and are generally designed to provide investment results that correspond to an equity or fixed income securities index.

The Underlying Funds also include high beta index funds (“HBIFs”), which are mutual funds and ETFs that track an equity or fixed income index by investing in leveraged instruments such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices.  HBIFs are more volatile than the benchmark index they track and typically don’t invest directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark.  HBIFs seek to provide investment results that will match a certain percentage greater than 100% of the performance of a specific benchmark on a daily basis. For example, if a HBIF’s current benchmark is 200% of the S&P 500 Index and it meets its objective, the value of the HBIF will tend to increase on a daily basis 200% of any increase in the underlying index (if the S&P 500 Index goes up 5% then the HBIF’s value should go up 10%).  When the value of the underlying index declines, the value of the HBIF’s shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (if the S&P 500 Index goes down 5% then the value of the HBIF should go down 10%). The Portfolio typically will not invest directly in swaps, futures or options or directly leverage the Portfolio’s holdings, but may do so when deemed appropriate by the Adviser in accordance with its proprietary models.

Equity securities in which the Portfolio will invest include, but are not limited to, common and preferred stock of all capitalization levels, convertible securities, and warrants, and ADRs. ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. They are generally issued by a U.S. bank or trust as a substitute for direct ownership of the foreign security.  The Portfolio typically will not invest directly in foreign securities, but will, in any case, limit such direct foreign investments to 25% of its net assets.

The Portfolio’s name, “Critical Math,” refers to the Adviser’s proprietary investment models, which use mathematical analysis of critical data to select securities.  The Adviser uses proprietary models to determine the types and amounts of securities in the Portfolio. The models used are fundamental and technical. The fundamental models are proprietary trading strategies that search the monthly Morningstar database of profit/loss and balance sheet figures to identify investment candidates. Such figures include, but are not limited to, revenue, earnings, margins, total return, income and p/e ratio. The technical models are proprietary trading strategies based on applying certain mathematical properties (such as linear regressions and weighted moving averages) to the value of a stock index (such as the S&P 500 or Russell 2000).  By using these models, the Adviser seeks to identify recognition patterns and invest in the market when the trends suggest lower risk and not invest in the market when the trends suggest higher risk. The Adviser uses the models to seek optimum returns relative to reduced risk for the Portfolio. The fundamental models include all of the Portfolio’s direct investments in stocks and bonds, and the technical models are generally invested in Underlying Funds.  The proportion of Portfolio assets invested in either type of model will vary with the Adviser’s investment, allocation and risk reduction strategies, as well as with market conditions and the Adviser’s outlook for the economy.  Use of the proprietary models typically results in active trading, and it is likely that the Portfolio’s portfolio turnover rate may exceed 100%.

Although current income is not the Portfolio’s primary focus it may invest in Underlying Funds that, in turn, invest in long, medium, or short-term bonds and other fixed income securities of varying credit quality, whenever the Adviser believes they offer a potential for capital appreciation, for example high yield bond funds (commonly known as “junk bonds”).  Typically, the Portfolio will not invest directly in bonds and other fixed income securities.  However, if warranted pursuant to the Adviser’s proprietary investment models, the Portfolio may pursue such direct investments to the extent the Adviser deems consistent with the Portfolio’s investment objective.

In response to market, economic, political or other conditions, the Adviser may invest strategically and for defensive purposes to reduce risk. The Portfolio may remain in defensive positions for extended periods of time based on the Adviser’s assessment of market conditions. With respect to the fundamental models, the Portfolio may on occasion establish short positions through short sales in equity securities or stock indices when the Adviser anticipates a decline in the market price of a security.  With respect to the technical models, the Portfolio may invest in inverse funds when the market is expected to fall.  Inverse index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if a fund’s current benchmark is 100% of the inverse of the Russell 2000 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the fund’s value should go up 5%). When the value of the underlying index increases, the value of the fund’s shares tend to decrease on a daily basis (if the Russell 2000 Index goes up 5% then the fund’s value should go down 5%). Inverse funds are expected to be used very infrequently in only the strongest down-trending markets. Both the technical and fundamental proprietary models include risk-adjustment factors and the percentage of the Portfolio’s total assets invested in the models will fluctuate depending upon how the models identify the current market risk relative to reward.  When the market risk is deemed high, a substantial position (up to 100%) may be invested in money market funds, cash or cash equivalents and can be invested in these instruments for extended periods. This could affect the Portfolio’s performance and its ability to achieve its investment objective.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio.  Some of the principal risks that the Portfolio is exposed to include investment management risk, stock market volatility, derivatives, fixed income and short sale risk.

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Investment management risk is the risk that the investment advisers of the Underlying Funds may make investment decisions that are detrimental to the performance of the Underlying Fund and, indirectly, the Portfolio.

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Portfolio turnover risk is the risk that increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.

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To the extent that the Portfolio or Underlying Funds invest in equity securities, the Portfolio will be subject to the volatility of the stock market and the risk that the price of a security will rise or fall due to changing economic, political or market conditions.  The Portfolio’s investments in HBIFs may significantly increase the Portfolio’s exposure to the volatility of the market represented by the underlying index.

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Derivatives risk resulting from the HBIFs investments in futures and options also will have a proportionate impact on the Portfolio. A small investment in derivatives could have a potentially large impact on the Portfolio’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Portfolio will not correlate with the Portfolio’s other investments.

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Fixed income risk is the risk that when the Portfolio invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Portfolio will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the bonds and bond funds. In addition, Underlying Funds may invest in high yield bonds sometimes referred to as “junk bonds.”  These bonds are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities.

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When the Portfolio enters into a short sale, the Portfolio sells a security it does not own, borrows the security from a broker to complete the sale and buys the same security at a later date to repay the broker.  The use of short sales involves the risk that the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, in which case the Portfolio will incur a loss. Although the Portfolio’s gain is limited by the price at which it sold the security short, its potential loss is unlimited.

The Portfolio’s investment strategies expose it to other risks as well.  Please refer to the section entitled “Risks” for more risk factors that you should consider before investing.

PERFORMANCE

Because the Portfolio has not been in operation during a full calendar year, no performance information is available for the Portfolio at this time.  In the future, performance information will be presented in this section.  Also, shareholder reports containing financial and performance information will be sent to shareholders semi-annually.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses that you indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher.  You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual fund operating expenses are paid out of the Portfolio’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees (1)	1.00%
Other Expenses (2)	0.92%
Acquired Fund Fees and Expenses (Underlying Funds) (3)	0.38%
Total Annual Fund Operating Expenses(4)	3.30%
Fee Waiver and/or Expense Limitation (5)	0.50%
Net Expenses	2.80%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Portfolio’s operating expenses remain the same (except for the expense limitation during year 1).  Please note that the Year 1 example and the first year of the Year 3 example below will, if applicable, reflect the effect of the Adviser’s expense limitation agreement.  If the fees and expenses of your insurance contract or separate account were included, overall expenses would be higher.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
	$282	$968	$1,685	$3,619

1.

Shareholders of the Portfolio pay annual 12b-1 expenses of up to 1.00%.  Currently, the Board has authorized the Portfolio to pay 12b-1 fees at an annual rate of up to 0.50%.  Shareholders will receive advance notice of any increase.  A portion of the fee payable pursuant to the plan, equal to 0.25% of the Portfolio’s average daily net assets, is currently characterized as a service fee, which may be paid out to entities providing maintenance of shareholder accounts and certain other shareholder services. The Adviser may receive such service fees with respect to Portfolio accounts for which it provides shareholder servicing.

2.

These expenses include custodian, administration, transfer agency and other customary fund expenses, and are based on amounts incurred during the Portfolio’s most recently completed fiscal year.

3.

Acquired Fund Fees and Expenses (Underlying Funds) reflect the Portfolio’s pro-rata share of the cumulative expenses charged by the underlying funds in which the Portfolio invests.  These fees will vary based on Portfolio’s allocation of assets to, and the annualized net expenses of, the particular underlying funds in which the Portfolio invests.  The impact of these fees and expenses is reflected in “Net Expenses.”

4.

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying Funds.

5.

Critical Math Advisors LLC (the “Adviser”) has agreed contractually to waive its management fee and to reimburse expenses, other than any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation, at least until April 30, 2009, such that total annual fund operating expenses do not exceed 2.49% of average daily net assets, subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Trust’s Board of Trustees has determined in advance that a reimbursement is in the best interest of the Portfolio and its shareholders.  Please see the section below entitled “Management of the Portfolio” for a definition of what are considered to be extraordinary or non-recurring expenses.  The amount of the Fee Waiver and/or Expense Limitation in the table above reflects 0.50% of waived Distribution and/or Service (12b-1) Fees.  An additional 0.02% of Distribution fees were voluntarily waived during the last fiscal year end, such that Next Expenses were actually 2.78%.

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Portfolio is a diversified, open-end investment company that seeks growth and risk-adjusted total return.  The Portfolio’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Implementation of Investment Objective

The principal investment strategy of the Portfolio is to invest in the Underlying Funds and equity and debt securities including ADRs.

Allocation of Assets. The Adviser allocates the Portfolio’s assets among the Underlying Funds or individual securities representing various segments of the financial markets, which may include various style and capitalization combinations as further described below.  The Adviser varies these allocations in accordance with its proprietary asset allocation models, which are designed to anticipate and respond to economic and market trends, particularly market volatility trends, seeking a mix that will most likely achieve the Portfolio’s investment objective while mitigating the attendant risk.  Each such model is rule-based; such that the Adviser is bound to adhere to the model’s buy and sell signals with respect to that portion of the Portfolio’s assets allocated to the model. A security is sold in the fundamental models when it no longer meets all the required criteria (e.g. revenue, earnings, margins, total return, income, p/e ratio, etc.). Stop-loss limits may also determine when a security is sold. Investments are sold in the technical models when a trend change is identified and the current holdings are deemed inappropriate in the new market condition. Each model has built in mechanisms that attempt to capture returns in up markets and avoid loss in down markets.  At times, the models may require reduced exposure or neutrality with respect to the stock markets, at which time a significant portion of the Portfolio’s assets may be held in cash or cash equivalent positions, or fixed income securities.

Fundamental Models – Direct Investments:  The Adviser assesses the relative risk and reward potential throughout both the equity and fixed income markets, underweighting investments if their performance is expected to be weak, and overweighting investments in segments where the Adviser believes performance will justify the risk.  Prior to investing in a security, the Adviser utilizes proprietary fundamental models that screen thousands of stocks and bonds in accordance with the Adviser’s criteria, which includes profit/loss and balance sheet figures such as, but not limited to, revenue, earnings, margins, total return, income, p/e ratio and p/b ratio. The typical holding period for each stock will be two to three months although some may be held less than a month and a few may be held for more than a year. Equity securities in which the Portfolio will invest include, but are not limited to, common and preferred stock, convertible securities, and warrants.  The Portfolio may invest in foreign securities directly, but will only do so under limited circumstances; for example, the model recommends purchasing a security for which there is no equivalent ADR.  The Portfolio may also establish short positions through short sales in equity securities or stock indices when the Adviser anticipates a decline in the market price of a security. Although the Portfolio does not seek current income, it may invest directly in long, medium or short-term bonds and other fixed income securities with no minimum credit quality whenever the Adviser believes they offer a potential for capital appreciation.  The Portfolio will not invest more than 25% of its total assets in lower rated (“junk”) bonds.  As explained under “Technical Models” below, the Adviser typically will invest in Underlying Funds that provide current income, rather than invest directly in fixed income securities. There is no assurance that the Adviser will be successful in its assessments in meeting the Portfolio’s investment objective.

Technical Models – Selection of Underlying Funds:  The Adviser invests in index and sector funds, based on proprietary technical systems.  It typically invests in HBIFs that track core indices such as the Russell 2000 and S&P 500 Indices, and further allocates assets among various sector mutual funds as well as bond and money market funds. The technical models vary in investment selection and trade frequency, with an average holding period of four to five months.  The Portfolio invests in Underlying Funds that invest in common stock or securities convertible into or exchangeable for common stock such as convertible preferred stock, convertible debentures, warrants, options and futures.  Some Underlying Funds may invest directly in long, medium, or short-term bonds and other fixed income securities with no minimum credit quality.  The Adviser selects specific Underlying Funds for investment, in part, on their investment goals and strategies, their investment advisers and portfolio managers, their market exposure and volatility, and on the analysis of their past performance (absolute, relative and risk-adjusted).

The Adviser also considers other factors in the selection of Underlying Funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation, tenure and relative performance of the portfolio managers, general composition of its investment portfolio and current and expected portfolio holdings. Some of the Underlying Funds in which the Portfolio invests may not share the same investment objective and investment limitations as the Portfolio. The Portfolio may invest its assets in Underlying Funds from different mutual funds families, managed using a variety of investment objectives and strategies.  Also, because the Portfolio may invest heavily in HBIFs and because the number of investment advisers offering a wide range of HBIFs is limited, the Portfolio may have a large percentage of its Underlying Fund assets managed by one investment adviser.  Under certain circumstances, the Adviser may invest in Underlying Funds known as “inverse funds,” which are designed to produce results opposite to market trends.  Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark.

Some of the Underlying Funds have exemptive orders permitting investments by the Portfolio that exceed the 3% limit of ownership of Underlying Funds outlined in Section 12(d)(1)(F) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Portfolio will adhere to the guidelines stated in said exemptive orders when investing in excess of 3% of the outstanding shares of such Underlying Funds.

The Underlying Funds are subject to their own expenses and fees similar to the Portfolio and, as an investor in the Underlying Funds, the Portfolio will be subject to these expenses and fees.  The Portfolio may purchase “no-load” mutual funds, which are sold and purchased without a sales charge. The Portfolio may also purchase “load” mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the Portfolio. In addition, when the Adviser believes it is appropriate, the Portfolio may purchase mutual funds that charge a redemption fee of up to 2% for short-term sales, but not mutual funds that charge a sales load upon redemption. The Portfolio will not receive Rule 12b-1 distribution fees generated from the purchase of Underlying Funds.  With respect to the Critical Math Portfolio, the Adviser may receive shareholder servicing fees for the performance of certain administrative tasks (e.g., quarterly reporting, quarterly meetings and telephone calls) with respect to Portfolio shareholder accounts.

Because the Underlying Funds have their own annual fund operating expenses, similar to those of the Portfolio, your cost of investing in the Portfolio may be substantially higher than the cost of investing directly in the Underlying Fund shares.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.  Furthermore, the strategy of investing in Underlying Funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

While the Adviser uses models having risk reduction techniques, there is, of course, no guarantee that all of them will function as intended all of the time. As a result, moderate, in most cases, would best describe the investor in this Portfolio. Since risk reduced money market funds are used extensively, some conservative investors might consider this Portfolio an appropriate investment. With the risk reduction techniques used, the Portfolio does not consider itself an aggressive investor, relative to the investment universe to which the Portfolio may be compared.

Derivatives and Hedging Techniques. Although the Portfolio typically will not invest directly in derivatives, the Underlying Funds in which the Portfolio invests use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

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To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates.

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As a substitute for buying or selling securities.

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As a cash flow management technique.

A derivative contract will obligate or entitle the Underlying Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Underlying Fund’s stock market, currency and interest rate exposure, and the Portfolio’s own portfolio will be impacted proportionately to its investment in such Underlying Funds. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Underlying Fund may not fully benefit from or may lose money on derivatives, if changes in their value do not correspond as anticipated to changes in the value of the Underlying Fund’s holding.  The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Underlying Fund less liquid and harder to value, especially in declining markets.

Risks

Although the Portfolio will strive to meet its objective, there is no assurance that it will.

The Portfolio is subject to the following principal risks:

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Adviser Risk:  If the Adviser’s assessment of a company’s potential is not correct, the securities in the Portfolio may decrease in value. The actively managed nature of the Portfolio increases this security selection risk. Additionally, the value of the Portfolio’s shares, like company stock prices generally, will fluctuate within a wide range.

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Portfolio Turnover Risk:  The frequency of a Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.  The Portfolio’s portfolio turnover is expected to be over 100% annually, as the Portfolio is actively traded.

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Tax Inefficiency:   The Adviser expects that most of the gains generated by the Portfolio will be categorized as short-term capital gains which will be subject to higher tax rates than long-term capital gains.  Given the potential tax-inefficiency of the Portfolio, investors should consider investing through a tax deferred account and carefully consider the tax consequences before investing.

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Operating History:  Newly formed registered investment companies, such as the Portfolio, are subject to significantly increased costs as a result of Federal securities laws and as such, there can be no guarantee that the Portfolio will be able to achieve its investment objective.

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Stock Market Volatility:  Stock markets are volatile and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see “Issuer-Specific Risks” below). Consequently, the value of your investment in the Portfolio will go up and down, which means that you could lose money. The Portfolio’s investments in HBIFs may increase its exposure to stock market volatility.

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Equity Securities: When the Portfolio invests in Underlying Funds that own equity securities such as common or preferred stock or warrants, or in these equity securities directly, the value of your investment in the Portfolio will fluctuate in response to stock market movements.

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Debt Securities: When the Portfolio invests in Underlying Funds that own bonds, or in this type of security directly, the value of your investment in the Portfolio will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Portfolio. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

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Default Risk: Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Portfolio to sustain losses on those investments.  A default could impact both interest and principal payments.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Portfolio, thereby reducing the value of your investment in Portfolio shares.  In addition, default may cause the Portfolio to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

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High Yield Bond Risk: Lower quality bonds, known as high yield bonds or “junk bonds,” present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer or guarantor may not be able to make its payments of interest and principal.  If that happens, the value of the bond may decrease, and the Portfolio’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Portfolio’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Portfolio’s share price.

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Prepayment Risk: Certain types of pass-through securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. For example, when interest rates fall, principal will generally be paid off faster, since many homeowners will refinance their mortgages.

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Investment Management Risk:  When the Portfolio invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Portfolio.

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Underlying Fund Strategies:  When the Portfolio invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Portfolio may be more volatile than investments in other mutual funds.  Short sales are speculative investments and will cause the Portfolio to lose money if the value of a security sold short by the Portfolio, or an Underlying Fund in which the Portfolio invests, does not go down as the Adviser expects.

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Shares of Other Investment Companies Risk:  The Portfolio may invest in shares of other mutual funds as a means to pursue its investment objective.  As a result of this policy, your cost of investing in the Portfolio may be substantially higher than the cost of investing directly in Underlying Fund shares.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  In addition, certain prohibitions on the acquisition of mutual fund shares by the Portfolio may prevent the Portfolio from allocating its investments in the manner the Adviser considers optimal. The Portfolio intends to purchase Underlying Funds that are either no-load or waive the sales load for purchases made by the Portfolio.  The Portfolio will not purchase Underlying Funds that charge a sales load upon redemption, but the Portfolio may purchase Underlying Funds that have an early redemption fee.  In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear the expense by investing in the Portfolio.  Underlying Funds whose shares are purchased by the Portfolio will be obligated to redeem shares held by the Portfolio only in an amount up to 1% of the Underlying Fund’s outstanding shares during any period of less than 30 days. Shares held by the Portfolio in excess of 1% of an Underlying Fund’s outstanding shares therefore, may be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Portfolio’s total assets.  This liquidity risk is reduced, however, as many of the Underlying Funds in which the Portfolio may invest have a policy of not taking advantage of this 1% threshold and, in fact, go so far as to encourage frequent purchases and redemptions of any size.  In addition, certain Underlying Funds have exemptive orders in place that allow the Portfolio to own up to 25% of the assets of said Underlying Funds.  When the Portfolio focuses its investments in certain Underlying Funds, the Portfolio’s portfolio will have a risk profile for such investments that will correspond to that of such Underlying Funds and Investment Management Risk, described above, increases proportionately.

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Inverse Correlation Risk:  Underlying Funds that are inverse funds should lose value as the index or security tracked by such Portfolio’s benchmark increases in value; a result that is the opposite from traditional mutual funds.  Successful use of inverse funds requires that the Adviser correctly predict short term market movements.  If the Portfolio invests in an inverse fund and markets rise, the Portfolio could loss money.

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Issuer-Specific Risks: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

o

Growth Stock Risk:  Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

o

Value Stock Risk:  Value stocks involve the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the adviser misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

o

Small and Medium Issuer Risk: Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

o

IPO Risk: The Portfolio may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such Portfolio’s performance.

o

ADR Risk:  ADRs may be purchased by the Portfolio or by Underlying Funds through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

o

Defensive Strategies:  In response to market, economic, political or other conditions, the Adviser may invest for defensive purposes, whereby up to 100% of the Portfolio’s assets may be invested in cash or cash equivalent securities and can be invested for an extended period of time.  If the Adviser does so, it could affect the Portfolio’s performance and the Portfolio might not achieve its investment objective.

o

Short Sale Risk:  The Portfolio may sell equity securities short if the adviser believes the value of the company's stock is likely to depreciate in value. A "short" sale is a transaction in which the Portfolio sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. The Portfolio must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Portfolio sold the security.  The Portfolio’s use of short sales involves additional investment risks and transaction costs.  While short sales can be used to further the Portfolio’s investment objective, under certain market conditions they can increase volatility of the Portfolio and may lower the Portfolio’s return or result in losses.

o

Derivatives Risk: Although the Portfolio typically will not invest directly in derivatives, a significant amount of the Portfolio’s assets may be exposed to derivatives risk by virtue of the Portfolio’s investments in Underlying Funds, particularly HBIFs, which invest in derivatives.  Such derivatives include options, futures, options on futures (including those relating to stocks, indices, foreign currencies and interest rates), and swaps. A small investment in derivatives could have a potentially large impact on the Portfolio’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held directly or indirectly by the Portfolio will not correlate with the Portfolio’s other investments.  For additional information regarding the risks associated with investing in derivative securities, please see the Statement of Additional Information.

o

Futures and Options Risk: The Underlying Funds, and to a lesser extent, the Portfolio, may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, and for other risk management purposes. Futures and options contracts are described in more detail below.

o

Futures Contracts: Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

o

Options: The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Portfolio may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Portfolio may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Portfolio.

Use of derivative instruments by the Underlying Funds, and to a limited extent, the Portfolio, presents various risks including the following:

o

Tracking - When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent a fund from achieving the intended hedging effect or expose a fund to the risk of loss.

o

Liquidity - Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets a fund may not be able to close out a position without incurring a loss.

o

Leverage - Trading in derivative instruments can result in large amounts of leverage.  Thus, the leverage offered by trading in derivative instruments may magnify the gains and losses experienced by a fund and could cause a fund’s net asset value to be subject to wider fluctuations than would be the case if the fund did not use the leverage feature in derivative instruments.

o

Hedging - When a derivative is used as a hedge against an opposite position that a fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o

Investment – When a fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment.  A fund is therefore directly exposed to the risks of that derivative.  Gains or losses from derivative investments may be substantially greater than the derivative’s original cost.

o

Availability - Derivatives may not be available to a fund upon acceptable terms.  As a result, the fund may be unable to use derivatives for hedging or other purposes.

o

Credit - When a fund uses derivatives; it is subject to the risk that the other party to the agreement will not be able to perform.

o

Segregation Requirements - As an open-end investment company registered with the SEC, the Portfolio (and the Underlying Funds) are subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions.  In accordance with these positions, with respect to certain kinds of derivatives, the funds must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC-or staff-approved measures, while the derivatives contracts are open.  For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the funds must cover their open positions by setting aside liquid assets equal to the contracts’ full, notional value.  With respect to forwards and futures that are contractually required to “cash-settle,” however, the funds are permitted to set aside liquid assets in an amount equal to the fund’s daily marked-to-market (net) obligations, if any (i.e., the fund’s daily net liability, if any), rather than the notional value.  By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the funds will have the ability to employ leverage to a greater extent than if the funds were required to segregate assets equal to the full notional value of such contracts.  The use of leverage involves certain risks.  See section above entitled “Risks”.  The funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Other Potential Risks:

In addition to the principal risks of the Portfolio listed above, investing in the Portfolio may involve the following additional risks:

o

Leveraging Risk: The use of leverage by the Portfolio or Underlying Funds, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Portfolio’s gains or losses. During periods in which the Portfolio is utilizing financial leverage, the fees which are payable to the Adviser as a percentage of the Portfolio’s assets will be higher than if the Portfolio did not use leverage, because the fees are calculated as a percentage of the Portfolio’s assets, including those purchased with leveraging.

o

Foreign Exposure:  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  Special risks associated with direct investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  Neither the Portfolio nor the Underlying Funds are expected to invest significantly in direct foreign investments.

Portfolio Holdings Disclosure:

A description of the Portfolio’s policies and regarding the release of portfolio holdings information is available in the Portfolio’s Statement of Additional Information.

INVESTMENT ADVISER

The Portfolio has entered into an investment advisory agreement with Critical Math Advisors LLC, an investment advisory firm organized in Delaware.  The Adviser is located at 29 Emmons Drive, Suite A-20, Princeton, NJ 08540.  As of April 1, 2008, the Adviser managed approximately $40 million in mutual funds, and separate accounts that invest in variable annuities and flexible premium variable life insurance policies.  The Adviser was formed in 2006, in conjunction with the formation of the Portfolio, primarily for the purpose of managing mutual fund assets.

The Adviser has overall supervisory responsibility for the general management and investment of the Portfolio and its securities portfolio.  Under the investment advisory agreement, the Adviser manages the Portfolio’s investments and business affairs, subject to the supervision of the Board of Trustees.  For the fiscal period ended December 31, 2007, the Portfolio paid an investment advisory fee to the Adviser at an annual rate of 1.00% of the average daily net assets of the Portfolio.

The Adviser has agreed contractually to waive its investment advisory fee and to reimburse expenses, other than any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation, at least until April 30, 2009, such that the total annual fund operating expenses do not exceed 2.49% of average daily net assets, subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Portfolio’s expenses and boost its performance.

Under the terms of the expense limitation agreement, the following examples of fees and expenses that would not be considered to be extraordinary or non-recurring include, but are not limited to, taxes, interest, loan commitment fees, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, U.S. Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Portfolio’s existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders’ reports and meetings.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Portfolio is available in the Portfolio’s Semi-Annual Reports to Shareholders.

Portfolio Managers

The Portfolio is managed by a team of professional money managers. The members of the team who are currently responsible for the day-to-day management of the Portfolio are Lewis Arno, Derek Bilcik and Donna McGill. Each portfolio manager has managed the Portfolio since its inception and has worked together under the supervision of various brokerage firms for over ten years.

Mr. Lewis Arno, the primary portfolio manager of the Portfolio, currently holds the titles of President, Managing Member and Investment Adviser Representative with the Adviser, which he has held since 2006. Mr. Arno is responsible for the creation and ongoing maintenance of the Adviser’s trading models. Mr. Arno is also the President of Financial Planning Analysts, Inc., a position he has held since May 1981, through which life insurance business is placed. He is also a Registered Representative of The Investment Center, Inc., a registered broker dealer, a position he has held since June 2007. Mr. Arno previously served as a Registered Representative for the following broker dealers: Brookstreet Securities Corporation (December 2006 to June 2007), Aquarius Fund Distributors, LLC (February 2006 to November 2006) and Summit Equities, Inc. (July 1987 to February 2006). Mr. Arno had also served as an Investment Adviser Representative while he was with Summit Equities, Inc., an investment adviser and broker-dealer firm.  Mr. Arno began his financial planning business in 1974. In 1986, in addition to advanced estate planning, he began concentrating on money management, developing proprietary investment models and strategies designed to provide risk-averse returns. In 2003, Roger Schreiner’s Select Advisors, BTS Asset Management, Standard and Poor’s Investment Advisory LLC, and Rydex Global Advisors selected him as one of the top ten managers in the country.

Mr. Derek Bilcik has worked with Mr. Arno since 1996 and currently holds the title of Senior Vice President and Chief Compliance Officer with the Adviser, which he has held since 2006. Mr. Bilcik also currently holds the title of Investment Adviser Representative with the Adviser, which he has held since 2007. Mr. Bilcik is responsible for system modeling and trading.  Mr. Bilcik is also an Associate of Financial Planning Analysts, Inc., a position he has held since February 1996, serving a support role for an insurance agent. He is also a Registered Representative of The Investment Center, Inc., a registered broker dealer, a position he has held since June 2007, serving as branch manager. From December 2006 to June 2007, Mr. Bilcik was a Registered Representative of Brookstreet Securities Corp., a registered broker-dealer. From February 1996 to December 2006, Mr. Bilcik served as an Associate of Summit Marketing, Inc., a firm that provided support services to Summit Equities, Inc.  Mr. Bilcik received his B.S. in Finance from Rutgers University in 1993.

Ms. Donna McGill has worked with Mr. Arno since 1986 and currently holds the title of Vice-President and Systems Supervisor with the Adviser, which she has held since 2006. Ms McGill is responsible for testing, programming and maintaining all of the rule-based, proprietary models and trading. Ms. McGill is also an Associate of Financial Planning Analysts, Inc., a position she has held since April 1986, serving a support role for an insurance agent. From July 1987 to December 2006, Ms. McGill served as an Associate of Summit Marketing, Inc., a firm that provided support services to Summit Equities, Inc.  Ms. McGill has a B.S. in Information Systems from Thomas Edison State College and is a Registered Para planner

The Portfolio’s SAI provides information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Portfolio shares.  The composition of the team may change from time to time without notice.

NET ASSET VALUE

Shares of the Portfolio are sold at NAV.  The NAV of each Portfolio is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  The NYSE and the Portfolio are open every day other than weekends, most Federal holidays and Good Friday.  On occasion, the New York Stock Exchange will close before 4:00 P.M. (Eastern Time). When that happens, the NAV will be calculated as of the time the NYSE closes.  The NAV is determined by dividing the value of the Portfolio’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (asset-liabilities/number of shares = NAV).  The NAV takes into account the expenses and fees of the Portfolio, including investment advisory, administration, and distribution fees, which are accrued daily.  Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the participating life insurance company, or qualified pension or retirement plan, in proper form before the close of trading on the NYSE  (normally 4:00 p.m. Eastern Time) on that day.

Generally, the Portfolio’s securities are valued each day at the last quoted sales price on the securities principal exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board. In these cases, the Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  The Portfolio may use independent pricing services to assist in calculating the value of the Portfolio’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Portfolio.  In computing NAV of the Portfolio, the Adviser values foreign securities held by the Portfolio at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the values of a Portfolio’s securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Portfolio prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Portfolio calculates its NAV, the Adviser may need to price the security using the Portfolio’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Portfolio’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s NAV by short term traders.

HOW TO PURCHASE AND REDEEM SHARES

As described earlier in this prospectus, shares of the Portfolios are intended to be sold to certain separate accounts of the participating life insurance company, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts will not own shares of the Portfolios directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts. All investments in the Portfolios are credited to the shareholder’s account in the form of full or fractional shares of the designated Portfolios. The Portfolios do not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable annuity contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable annuity contract. Redemptions are processed on any day on which the Portfolios are open for business.

When Order is Processed

Shares of the Portfolio are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the policies or annuity contracts.  These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the participating life insurance company, or qualified pension or retirement plan, in proper form.  All requests received in good order by the participating life insurance company, or qualified pension or retirement plan before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open will be executed on that same day.  Requests received after the close of regular trading on the NYSE, or on any day the NYSE is closed, will be processed on the next business day.  The insurance company or qualified pension or retirement plan is responsible for properly transmitting purchase orders and federal funds to the Portfolio.

The USA PATRIOT Act requires financial institutions, including the Portfolio, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  You will be required by your insurance company, or pension or retirement plan, to supply certain information, such as your full name, date of birth, social security number and permanent street address.  This information will assist them in verifying your identity.    As required by law, your insurance company, or pension or retirement plan may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

TAX STATUS

The Portfolio has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).  As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio’s intention to distribute all such income and gains.

Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Portfolio are offered only to the separate accounts of the participating life insurance company and its affiliates.  Separate accounts are insurance company separate accounts that fund the annuity contracts.  Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity contracts.  In order for shareholders to receive the favorable tax treatment available to holders of variable insurance contracts, the separate accounts, as well as the Portfolio, must meet certain diversification requirements. If the Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.  The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose “diversification” requirements on the Portfolio.  The Portfolio intends to comply with the diversification requirements.  These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the Investment Company Act of 1940.  The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by “safe harbor” rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, government securities, and securities of other regulated investment companies.  For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer.

If a Portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance company, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

For a more complete discussion of the taxation of the life insurance company and the separate accounts, as well as the tax treatment of the annuity contracts and the holders thereof, see the prospectus for the applicable annuity contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisers.

DIVIDENDS AND DISTRIBUTIONS

All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in Portfolio shares unless an election is made on behalf of a separate account to receive some or all of the dividends in cash.  Dividends are not taxable as current income to you or other purchasers of variable insurance contracts.

MARKET TIMING

Frequent trading into and out of the Portfolio can harm all Portfolio shareholders by disrupting the Portfolio’s investment strategies, increasing Portfolio expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Portfolio is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Portfolio’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Portfolio investments as their financial needs or circumstances change.  The Portfolio reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Portfolio nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Portfolio.

Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract or variable life contract, the Portfolio is not able to identify market timing transactions by individual variable insurance contract holders.  Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions.  The Portfolio, therefore, has to rely upon the insurance company to police restrictions in the variable insurance contracts or according to the insurance company’s administrative policies; those restrictions will vary from variable insurance contract to variable insurance contract.  The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved.  The Portfolio will seek to apply these policies as uniformly as practicable.  It is, however, more difficult to locate and eliminate individual market timers in the separate accounts and there can be no assurances that the Portfolio will be able to do so. Variable insurance contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC “Distributor”), 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Portfolio. The Distributor is a registered broker-dealer and member of the Financial Industries Regulatory Authority (“FINRA”).  Shares of the Portfolio are offered on a continuous basis.

Rule 12b-1 Plan

The Portfolio has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act with respect to the sale and distribution of shares of the Portfolio.  The Plan allows the Portfolio to pay distribution fees for the sale and distribution of its shares and allows the Portfolio to pay for services provided to shareholders.  Shareholders of the Portfolio pay annual 12b-1 expenses of up to 1.00%.  Currently, the Board has authorized the Portfolio to pay up to 0.50%.  Shareholders will receive advance written notice of any increase. Because the fee is paid out of the Portfolio’s assets on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

The Adviser (not the Portfolio) may pay certain financial institutions (which may include banks, brokers, securities dealers, insurance companies, and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for contract holders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

VOTING AND MEETINGS

If required by the SEC, the insurance company that issued your variable annuity contract will solicit voting instructions from you and other purchasers of variable annuity contracts with respect to any matters that are presented to a vote of shareholders.  The insurance company may be required to vote on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which they did receive instructions (either for or against a proposal).  In addition, the insurance company also will vote any shares that it alone is entitled to vote, in the same proportions as the shares for which it received instructions from contract owners.

To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable insurance contract owners would be able to determine the outcome of a matter.  The Trust consists of more than one portfolio.  Each portfolio will vote separately on matters relating solely to that portfolio or which affects that portfolio differently. However, all shareholders will have equal voting rights on matters that affect all portfolios equally. Shareholders shall be entitled to one vote for each share held.

The Trust does not hold annual meetings of shareholders but may hold special meetings.  Special meetings are held, for example, to elect or remove Trustees, change a Portfolio’s fundamental investment policies, or approve an investment advisory contract.  Unless required otherwise by applicable laws, one third of the outstanding shares of the Trust constitute a quorum (or one third of a portfolio or class if the matter relates only to the portfolio or class).

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period of the Portfolio’s operations.  Certain information reflects financial results for a single Portfolio share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).  This information for the Portfolio has been derived from the financial statements audited by Briggs Bunting & Dougherty, LLP, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s December 31, 2007 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period:
	Ended
	December 31,
	2007(1)

Net asset value, beginning of period	$ 10.00

Activity from investment operations:
Net Investment Income	0.04	(2)
Net realized and unrealized loss on investments	(0.35)
Total from investment operations	(0.31)

Net asset value, end of period	$ 9.69

Total return	(3.10%)	(3)

Net assets, end of period (000s)	$ 16,409

Ratio of gross expenses to average net assets	2.42%	(4,5)

Ratio of net expenses to average net assets	2.40%	(4,5)

Ratio of net investment income	0.59%	(4.5)

Portfolio Turnover Rate	342%	(3)

1)

The Critical Math Portfolio commenced operations on May 22, 2007.

2)

Per share amounts calculated using the average shares method, which appropriately presents the share data for the period.

3)

Not annualized.

4)

Annualized.

5)

The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Portfolio invests.

NOTICE OF PRIVACY POLICY & PRACTICES

The privacy of our shareholders is important to us.  The Portfolio is committed to maintaining the confidentiality, integrity and security of shareholder information.  When a shareholder provides personal information, the Portfolio believes that the shareholder should be aware of policies to protect the confidentiality of that information.

Because shares of the Portfolio are offered only to the participating insurance company and its separate accounts to fund the benefits of variable annuity contracts, and to qualified pension and retirement plans and unregistered separate accounts, the Trust does not collect personal information about you, the underlying investor.  The Trust collects the following nonpublic personal information from the separate accounts:

•

Information we receive from the shareholder on or in applications or other forms, correspondence, or conversations, including, but not limited to account name, address, phone number, tax ID number; and

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Information about shareholder transactions with us, our affiliates, or others, including, but not limited to, account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Portfolio does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Portfolio is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Portfolio restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Portfolio maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The privacy policy of your financial intermediary governs how your nonpublic personal information can be shared with non-affiliated third parties.

CRITICAL MATH PORTFOLIO

Adviser	Critical Math Advisors LLC 29 Emmons Drive, Suite A-20 Princeton, NJ 08540
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Legal Counsel	Thompson Hine LLP Walnut Street 14th Floor Cincinnati, OH 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	First National Bank of Omaha 1620 Dodge Street Omaha, NE 68197
Independent Accountants	Briggs, Bunting & Dougherty, LLP Two Penn Center Plaza, Suite 820 Philadelphia, PA 19102

Several additional sources of information are available to you.  The SAI dated August 29, 2008 contains detailed information on Portfolio policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Portfolio’s affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Portfolio’s performance results as of the Portfolio’s latest semi-annual or annual fiscal year end.

Call the Portfolio at 1-866-263-9260 or visit www.unusualfund.com to obtain, without charge, copies of the SAI, the annual report and the semi-annual report, to request other information about the Portfolio and to make shareholder inquiries.

You may review and obtain copies of the Portfolio’s information at the SEC Public Reference Room, 100 F Street NE, Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Portfolio are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811- 21853